SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  MAY 4, 2000


                   EXCHANGE NATIONAL BANCSHARES, INC.
          (Exact name of Registrant as specified in its charter)

           Missouri               0-23636         43-1626350
(State or other Jurisdiction     (Commission    (I.R.S. Employer
     Incorporation)              File Number)    Identification
                                                         No.)

132 East High Street, Jefferson City, Missouri       65101
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (573)761-6100

________________________________________________________________
(Former name or  former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

          On May 4, 2000, the Registrant completed its acquisition of Calhoun Bancshares, Inc., a Missouri corporation, and Calhoun Bancshares' wholly-owned subsidiary, Citizens State
Bank of Calhoun, a Missouri state bank, pursuant to an Acquisition Agreement, dated September 14, 1999.

          Promptly following the acquisition of Calhoun
Bancshares, Calhoun Bancshares was dissolved.  In addition,
Citizens State Bank was merged into Union State Bank & Trust, a wholly owned subsidiary of the Registrant. The surviving depository institution of this merger was renamed "Citizens Union
State Bank & Trust".

          At the closing of the acquisition, the Registrant paid to the shareholders of Calhoun Bancshares consideration totaling approximately $14,480,000 in exchange for all issued and outstanding shares of the common stock of Calhoun Bancshares.
The Registrant funded approximately $2,480,000 of the acquisition consideration from the Registrant's own funds and the remaining $12,000,000 from a loan provided to the Registrant by an unaffiliated bank.

          Immediately prior to the acquisition, Citizens State Bank engaged in a general banking business, accepting funds for deposit, making loans and performing the other usual and customary banking services. Citizens State Bank had a principal banking facility located in Clinton, Missouri and one other banking facility located in Calhoun, Missouri. As of December 31, 1999, Citizens State Bank had total assets of approximately $70,213,000. Citizens Union State Bank & Trust, will continue to engage in the general banking business formerly engaged in by Union State Bank & Trust and Citizens State Bank prior to the acquisition. Citizens Union State Bank & Trust has retained both of the banking facilities formerly owned by Citizens State Bank.

          The summary of the Acquisition Agreement mentioned above is not complete and is qualified in its entirety by reference to the complete text of such document, which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBIT NO.         DESCRIPTION

     Exhibit 2.1 Acquisition Agreement, dated as of September 14, 1999, by and among Exchange National Bancshares, Inc., USBT Acquisition Company, Inc., Calhoun Bancshares, Inc., Citizens State Bank of Calhoun and certain shareholders of Calhoun Bancshares, Inc. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated November 5, 1999, and incorporated herein by reference).

     Exhibit 99.1   Press Release issued by Exchange National
                    Bancshares, Inc. on May 9, 2000.

     Exhibit 99.2   Press Release issued by Exchange National
                    Bancshares, Inc. on September 29, 1999 (filed as Exhibit 99.1 to the Registrant's

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                    Current Report on Form 8-K dated
                    November 5, 1999, and incorporated herein by reference).

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              EXCHANGE NATIONAL BANCSHARES, INC.



Date: May 17, 2000                 By:  /s/ Donald L. Campbell
                                        Donald L. Campbell
                                       Chairman of the Board

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                          EXHIBIT INDEX

Exhibit 2.1 Acquisition Agreement, dated as of September 14, 1999, by and among Exchange National Bancshares, Inc., USBT Acquisition Company, Inc., Calhoun Bancshares, Inc., Citizens State Bank of Calhoun and certain shareholders of Calhoun Bancshares, Inc. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated November 5, 1999, and incorporated herein by reference).

Exhibit 99.1   Press Release issued by Exchange National
               Bancshares, Inc. on May 9, 2000.

Exhibit 99.2   Press Release issued by Exchange National
               Bancshares, Inc. on September 29, 1999 (filed as
               Exhibit 99.1 to the Registrant's Current Report on
               Form 8-K dated November 5, 1999, and incorporated herein by reference).

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